SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 8, 2002

                         NATIONAL GOLF PROPERTIES, INC.

               (Exact Name of Registrant as Specified in Charter)

                                    Maryland

                 (State or Other Jurisdiction of Incorporation)

               1-12246                            95-4549193

      (Commission File Number)         (IRS Employer Identification No.)


    2951 28th Street, Suite 3001                     90405
      Santa Monica, California

   (Address of Principal Executive                 (Zip Code)
              Offices)


       Registrant's telephone number, including area code: (310) 664-4100


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.     OTHER EVENTS


            On February 13, 2002, the Registrant announced that it had executed a letter of intent to enter into a business combination with its primary tenant, American Golf Corporation, and certain affiliates of American Golf Corporation. A copy of the press release relating to the letter of intent is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference and a copy of the letter of intent is attached as Exhibit 99.2 hereto and is hereby incorporated herein by reference.

            On February 8, 2002, the Registrant announced that it had reached a forbearance agreement with certain of its lenders on account of defaults under its $300,000,000 unsecured credit facility. The forbearance agreement is attached as Exhibit 10.1 hereto and is hereby incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS


      (a)   Financial Statements.

      Not applicable.

      (b)   Pro Forma Financial Information.

      Not applicable.

      (c)   Exhibits.

      Exhibit 10.1 Forbearance Agreement, dated as of February 8, 2002, among the Registrant, National Golf Operating Partnership, L.P., Bank One, NA and certain lenders identified therein

      Exhibit 99.1 Press Release of the Registrant, dated February 13, 2002

      Exhibit 99.2 Letter of Intent, dated February 12, 2002, between the
                   Registrant, American Golf Corporation, David G. Price and Dallas P. Price


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 14, 2002                 NATIONAL GOLF PROPERTIES, INC.
                                                  (Registrant)



                                      By: /s/ Neil M. Miller
                                          --------------------------------------
                                          Neil M. Miller
                                          Chief Financial Officer


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                                  EXHIBIT INDEX


      EXHIBIT NO.   DOCUMENT DESCRIPTION

      10.1 Forbearance Agreement, dated as of February 8, 2002, among the Registrant, National Golf Operating Partnership, L.P., Bank One, NA and certain lenders identified therein

      99.1          Press Release of the Registrant, dated February 13, 2002

      99.2 Letter of Intent, dated February 12, 2002, between the Registrant, American Golf Corporation, David G. Price and Dallas P. Price